Exhibit 99.1

Trulieve Reports Second Quarter 2023 Results

Highlighting Progress on 2023 Plan

•	Sold 11.6 million units of branded product through branded retail, up 9% sequentially

•	Maryland dispensary traffic increased 200% in July with adult use launch

•	Industry leading U.S. retail network of 183 dispensaries, up 11% year over year, supported by over 4 million square feet of cultivation and processing capacity as of June 30, 2023

Tallahassee, FL – August 9, 2023 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the U.S., today announced its results for the quarter ended June 30, 2023. Results are reported in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles unless otherwise indicated. Numbers may not sum perfectly due to rounding.

Q2 2023 Financial and Operational Highlights*

•

Revenue of $282 million, with 96% of revenue from retail sales. Excluding deferred revenue, retail revenue increased by $3 million sequentially driven by increased traffic and volume partly offset by price compression.

•	Achieved GAAP gross margin of 50%, with gross profit of $142 million. Reclassification of idle capacity expense to COGS resulted in $2 million of tax savings.

•	SG&A expenses lowered by $4 million sequentially to $96 million.

•

Reported net loss of $404 million. Adjusted net loss of $15 million* excludes non-recurring charges, asset and goodwill impairments, disposals and discontinued operations. Goodwill impairment was triggered by the recent stock price performance and is not connected to management’s forecasts.

•	Achieved adjusted EBITDA of $79 million*, or 28% of revenue.

•	Generated cash flow from operations excluding tax payments of $98 million year to date.

•	Inventory reduction initiatives drive $24 million in cash generation year to date.

•	Cash at quarter end of $160 million.

•	Realized record traffic, customers served, and units sold on 4/20 holiday, up 10%, 11%, and 9%, respectively, year over year.

•	Sold 11.6 million units of branded product through branded retail, up 9% sequentially.

•	Opened five new dispensaries in Macon, Marietta, and Newnan, GA, Apache Junction, AZ, and Limerick, PA.

•	Relocated one dispensary in Phoenix, AZ and one dispensary in Fort Myers, FL.

•	Exited California retail assets and commenced wind down of operations in Massachusetts as part of cash preservation and generation plan to bolster business resilience.

•	Ended the quarter with 32% of retail locations outside of the state of Florida.

*	See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.

Recent Developments

•	Realized 200% increase in Maryland traffic in July compared to June following the launch of adult-use sales at our three dispensaries.

•	Opened first medical marijuana dispensary in Columbus, OH.

•	Added retail locations in Sanford, FL and Pooler, GA and relocated one dispensary in Kissimmee, FL.

•	Currently operate 186 retail dispensaries and over 4 million square feet of cultivation and processing capacity in the United States.

Management Commentary

“Demand for legal cannabis remains strong and Trulieve sells the highest volume of branded product through branded retail in the U.S.,” said Kim Rivers, Trulieve CEO. “Our focused strategy, scaled operations and leading retail position provide distinct competitive advantages.”

Rivers continued, “We are on track to exit this year as a leaner, stronger organization, ready to meet the opportunities ahead.”

Financial Highlights*

Results of Operations	For the Three Months Ended					For the Six Months Ended
(Figures in millions except per share data and % change based on these figures)	June 30, 2023	June 30, 2022	change	March 31, 2023	change	June 30, 2023	June 30, 2022	change
Revenue	$282	$314	(10%)	$285	(1%)	$567	$624	(9%)
Gross Profit	$142	$183	(23%)	$150	(6%)	$292	$363	(20%)
Gross Margin %	50%	58%		53%		51%	58%
Operating Expenses	$433	$142	205%	$133	225%	$566	$291	94%
Operating Expenses %	154%	45%		47%		100%	47%
Net Loss**	$(404)	$(22)	—	$(64)	—	$(468)	$(54)	—
Net Loss Continuing Ops	$(342)	$(19)	—	$(34)	—	$(377)	$(46)	—
Adjusted Net Income (Loss)	$(15)	$3	—	$(18)	—	$(33)	$7	—
Diluted Shares Outstanding	189	187		189		189	187
EPS Continuing Ops	$(1.80)	$(0.09)	—	$(0.18)	—	$(1.98)	$(0.23)	—
Adjusted EPS	$(0.08)	$0.01	—	$(0.09)	—	$(0.17)	$0.04	—
Adjusted EBITDA	$79	$111	(29%)	$78	1%	$157	$216	(27%)
Adjusted EBITDA Margin %	28%	35%		27%		28%	35%

*	See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
**	Net loss and comprehensive loss attributable to common shareholders which Includes discontinued operations and excludes non-controlling interest.

Conference Call

The Company will host a conference call and live audio webcast on August 9, 2023, at 8:30 A.M. Eastern time, to discuss its second quarter 2023 financial results. Interested parties can join the conference call by dialing in as directed below. Please dial in 15 minutes prior to the call.

North American toll free: 1-888-317-6003	Passcode: 7518560
International: 1-412-317-6061	Passcode: 7518560

A live audio webcast of the conference call will be available at:

https://app.webinar.net/RkxPrgez0bW

A powerpoint presentation and archived replay of the webcast will be available at:

https://investors.trulieve.com/events

The Company’s Form 10-Q for the quarter ended June 30, 2023, will be available on the SEC’s website or at https://investors.trulieve.com/quarterly-results. The Company’s Management Discussion and Analysis for the period and the accompanying financial statements and notes will be available under the Company’s profile on SEDAR and on its website at https://investors.trulieve.com/quarterly-results. This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Trulieve Cannabis Corp.

Condensed Consolidated Balance Sheets (Unaudited)

(in millions, expect per share data)

	June 30, 2023	December 31, 2022
		(Audited)
ASSETS
Current Assets:
Cash and cash equivalents	$152.4	$207.2
Restricted cash	7.6	6.6
Accounts receivable, net	7.0	6.5
Inventories, net	252.8	276.5
Prepaid expenses and other current assets	42.9	62.3
Notes receivable - current portion	0.8	0.7
Assets associated with discontinued operations	11.5	33.7

Total current assets	474.8	593.5
Property and equipment, net	708.7	743.3
Right of use assets - operating, net	98.7	99.6
Right of use assets - finance, net	62.9	70.5
Intangible assets, net	951.5	984.8
Goodwill	483.9	791.5
Notes receivable, net	11.9	12.0
Other assets	14.4	12.8
Long-term assets associated with discontinued operations	2.0	92.4

TOTAL ASSETS	$2,808.7	$3,400.4

LIABILITIES
Current Liabilities:
Accounts payable and accrued liabilities	$75.5	$82.1
Income tax payable	—	49.8
Deferred revenue	5.8	9.4
Notes payable - current portion	9.1	12.5
Private placement notes - current portion, net	125.9	—
Operating lease liabilities - current portion	9.7	10.3
Finance lease liabilities - current portion	7.6	8.3
Construction finance liabilities - current portion	1.3	1.2
Contingencies	2.4	34.7
Liabilities associated with discontinued operations	3.4	2.3

Total current liabilities	$240.6	$210.5
Long-term liabilities:
Notes payable, net	93.0	94.2
Private placement notes, net	418.6	541.7
Warrant liabilities	—	0.3
Operating lease liabilities	100.7	100.5
Finance lease liabilities	64.6	69.9
Construction finance liabilities	136.9	137.1
Deferred tax liabilities	211.9	224.7
Other long-term liabilities	37.4	26.0
Long-term liabilities associated with discontinued operations	42.9	67.7

TOTAL LIABILITIES	$1,346.7	$1,472.7

SHAREHOLDERS’ EQUITY
Common stock, no par value; unlimited shares authorized. 185,987,512 issued and outstanding as of June 30, 2023 and December 31, 2022, respectively.	$—	$—
Additional paid-in-capital	2,047.9	2,045.0
Accumulated deficit	(581.8)	(113.8)
Non-controlling interest	(4.1)	(3.5)

TOTAL SHAREHOLDERS’ EQUITY	1,462.0	1,927.7

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,808.7	$3,400.4

Trulieve Cannabis Corp.

Condensed Consolidated Statements of Operations and

Comprehensive (Loss) Income (Unaudited)

(in millions, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Revenue, net	$281.8	$313.8	$567.0	624.4
Cost of goods sold	140.2	130.5	275.2	261.2

Gross profit	141.6	183.4	291.8	363.2
Expenses:
Sales and marketing	61.1	73.9	121.8	145.4
General and administrative	34.9	33.6	74.2	67.0
Depreciation and amortization	26.1	29.4	55.7	57.2
Impairments and disposals of long-lived assets, net	3.3	5.1	6.7	21.5
Impairment of goodwill	307.6	—	307.6	—

Total expenses	432.9	141.9	566.0	291.0

(Loss) income from operations	(291.3)	41.5	(274.2)	72.2
Other (expense) income:
Interest expense	(18.9)	(18.1)	(40.1)	(34.5)
Change in fair value of derivative liabilities - warrants	—	1.4	0.3	2.3
Other income, net	2.0	1.7	6.9	2.6

Total other expense, net	(17.0)	(15.0)	(32.9)	(29.7)

(Loss) income before provision for income taxes	(308.3)	26.5	(307.1)	42.6
Provision for income taxes	34.0	45.2	69.5	88.4

Net loss from continuing operations	(342.3)	(18.8)	(376.6)	(45.8)
Net loss from discontinued operations, net of tax (provision) benefit of $(946), $473, $(439), and $1,299, respectively	(64.6)	(5.2)	(95.9)	(10.7)

Net loss	(406.9)	(24.0)	(472.5)	(56.5)

Less: Net loss attributable to non-controlling interest from continuing operations	(2.4)	(1.5)	(3.3)	(2.0)
Less: Net loss attributable to non-controlling interest from discontinued operations	(0.7)	—	(1.2)	—

Net loss attributable to common shareholders	$(403.8)	$(22.5)	$(468.0)	$(54.5)

Net loss per share - Continuing operations:
Basic and diluted	$(1.80)	$(0.09)	$(1.98)	$(0.23)
Net loss per share - Discontinued operations:
Basic and diluted	$(0.34)	$(0.03)	$(0.50)	$(0.06)
Weighted average number of common shares used in computing net loss per share:
Basic and diluted	189.1	187.2	189.0	187.1

Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted EBITDA, adjusted net loss (income), and adjusted net income (loss) per diluted share. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not, and should not be considered as, measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

Reconciliation of Non-GAAP Adjusted EBITDA

The following table presents a reconciliation of GAAP net loss to non-GAAP Adjusted EBITDA, for each of the periods presented:

(Amounts expressed in millions of United States dollars)	For the Three Months Ended			For the Six Months Ended
	June 30, 2023	June 30, 2022	March 31, 2023	June 30, 2023	June 30, 2022
Net Loss GAAP	$(403.8)	$(22.5)	$(64.1)	$(468.0)	$(54.5)
Add (Deduct) Impact of:
Interest Expense	$18.9	$18.1	$21.2	$40.1	$34.5
Provision For Income Taxes	$34.0	$45.2	$35.5	$69.5	$88.4
Depreciation and Amortization	$26.1	$29.4	$29.6	$55.7	$57.2
Depreciation in COGS	$16.0	$12.6	$12.1	$28.1	$21.9
EBITDA	$(308.9)	$82.8	$34.2	$(274.6)	$147.4

Impairment of Goodwill	$307.6	$—	$—	$307.6	$—
Impairments and Disposals of Long-lived Assets, Net	$3.3	$5.1	$3.4	$6.7	$21.5
Results of Discontinued Operations	$63.9	$5.2	$30.8	$94.7	$10.7
Acquisition and Transaction Costs	$—	$7.0	$—	$—	$10.3
Integration and Transition Costs	$5.7	$5.1	$1.9	$7.6	$10.4
Other Non-Recurring Costs	$—	$3.5	$—	$—	$9.7
Share-Based Compensation	$0.5	$5.7	$2.4	$2.9	$10.3
Legislative Campaign Contributions	$8.6	$—	$10.5	$19.1	$—
Inventory Step Up Fair Value	$—	$0.6	$—	$—	$1.0
Covid Related Expenses	$—	$0.2	$—	$—	$0.6
Other (Income) Expense, net	$(2.0)	$(1.7)	$(4.9)	$(6.9)	$(2.6)
Fair Value of Derivative Liabilities - Warrants	$—	$(1.4)	$(0.3)	$(0.3)	$(2.3)
Results of Entities Not Legally Controlled	$—	$(1.1)	$—	$—	$(1.1)
Adjusted EBITDA Non-GAAP	$78.7	$111.0	$78.1	$156.8	$216.0

Reconciliation of Non-GAAP Adjusted Net Income

The following table presents a reconciliation of GAAP net loss to non-GAAP adjusted net loss (income), for each of the periods presented:

	For the Three Months Ended			For the Six Months Ended
(Amounts expressed in millions of United States dollars)	June 30, 2023	June 30, 2022	March 31, 2023	June 30, 2023	June 30, 2022
Net Loss GAAP	$(403.8)	$(22.5)	$(64.1)	$(468.0)	$(54.5)
Add (Deduct) Impact of:
Impairment of Goodwill	$307.6	$—	$—	$307.6	$—
Fair Value of Derivative Liabilities - Warrants	$—	$(1.4)	$(0.3)	$(0.3)	$(2.3)
Inventory Step Up Fair Value	$—	$0.6	$—	$—	$1.0
Transaction, Acquisition, and Integration Costs	$5.7	$15.6	$1.9	$7.6	$30.4
Legislative Campaign Contributions	$8.6	$—	$10.5	$19.1	$—
Covid Related Expenses	$—	$0.2	$—	$—	$0.6
Impairments and Disposals of Long-lived Assets, Net	$3.3	$5.1	$3.4	$6.7	$21.5
Results of Discontinued Operations	$63.9	$5.2	$30.8	$94.7	$10.7
Adjusted Net (Loss) Income Non-GAAP	$(14.8)	$2.8	$(17.8)	$(32.6)	$7.4

Reconciliation of Non-GAAP Adjusted Earnings Per Share

The following table presents a reconciliation of GAAP loss per share to non-GAAP adjusted earnings per share, for each of the periods presented:

	For the Three Months Ended			For the Six Months Ended
(Amounts expressed are per share)	June 30, 2023	June 30, 2022	March 31, 2023	June 30, 2023	June 30, 2022
Loss Per Share GAAP	$(2.14)	$(0.12)	$(0.34)	$(2.48)	$(0.29)
Add (Deduct) Impact of:
Impairment of Goodwill	$1.63	$—	$—	$1.63	$—
Fair Value of Derivative Liabilities - Warrants	$—	$(0.01)	$(0.00)	$(0.00)	$(0.01)
Inventory Step Up Fair Value	$—	$0.00	$—	$—	$0.01
Transaction, Acquisition, and Integration Costs	$0.03	$0.08	$0.01	$0.04	$0.16
Legislative Campaign Contributions	$0.05	$—	$0.06	$0.10	$—
Covid Related Expenses	$—	$0.00	$—	$—	$0.00
Impairments and Disposals of Long-lived Assets, Net	$0.02	$0.03	$0.02	$0.04	$0.11
Results of Discontinued Operations	$0.34	$0.03	$0.16	$0.50	$0.06
Adjusted Earnings Per Share Non-GAAP	$(0.08)	$0.01	$(0.09)	$(0.17)	$0.04

Forward-Looking Statements

This news release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding cannabis regulatory reform, the Company’s competitive advantages and growth opportunities and the Company’s positioning for the future. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and in our periodic reports subsequently filed with the United Sates Securities and Exchange Commission and in the Company’s filings on SEDAR at www.sedar.com. Although the Company believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve

Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with leading market positions in Arizona, Florida, and Pennsylvania. Trulieve is poised for accelerated growth and expansion, building scale in retail and distribution in new and existing markets through its hub strategy. By providing innovative, high-quality products across its brand portfolio, Trulieve delivers optimal customer experiences and increases access to cannabis, helping patients and customers to live without limits. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com.

Facebook: @Trulieve

Instagram: @Trulieve

Twitter: @Trulieve

Investor Contact

Christine Hersey, Vice President of Investor Relations

+1 (424) 202-0210

Christine.Hersey@Trulieve.com

Media Contact

Nicole Yelland, Executive Director of Corporate Communications

+1 (248) 219-9234

Nicole.Yelland@Trulieve.com